UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

Xcel Brands, Inc.
Name of Registrant as Specified in Its Charter

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No Fee Required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Get informed before you vote FLASHID-JOB# *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Vote by Phone 800-690-6903 Vote by Mail Submit with your prepaid envelope Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 2 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 XCEL BRANDS, INC. 2024 Annual Meeting Vote by December 09, 2024 11:59 PM ET You invested in XCEL BRANDS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 10, 2024. View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 26, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* December 10, 2024 9:00 AM EST x

Vote at www.ProxyVote.com This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Signature Date FLASHID-JOB# Voting Items Voting Options Board Recommends Control # XXXX XXXX XXXX XXXX 1.00000 322,224 148,294 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. XCEL BRANDS, INC. 2024 Annual Meeting Vote by December 09, 2024 Check this box if you plan to attend the meeting and vote 11:59 PM ET your shares.To ensure entry, you should review the meeting attendance requirements in the proxy statement. 0 1. Election of Directors Nominees: 1A Robert W. DLoren For For Against Abstain 0 0 0 1B Mark DiSanto For 0 0 0 1C James D Fielding For 0 0 0 1D Howard Liebman For 0 0 0 1E Deborah Weinswig For 0 0 0 2 To approve, on a non-binding basis, the compensation of our named executive officers as described in the proxy statement For For Against Abstain 0 0 0 3 To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers Years 1 Year 2 Years 3 Years 0 0 0 4 To Ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024 For For Against Abstain 0 0 0 NOTE: Such other business as may properly come before the meeting or any adjournment thereof.